SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, DC  20549



                         FORM 8-K

                      CURRENT REPORT

           Pursuant to Section 13 of 15(d) of
          the Securities Exchange Act of 1934

Date of Report:  June 7, 1996
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(Date of earliest event reported)


Tri-County Bancorp, Inc.
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(Exact name or Registrant as specified in its Charter)


WYOMING                             0-22220      83-0304855
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(State or Other Jurisdiction of   (SEC File No.) (IRS Employer
Incorporation or Organization)                Identification No.)


2201 MAIN STREET, TORRINGTON, WY                       82240
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number and area code:  (307)532-2111
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                                   N/A
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(Former Name, Former Address and Former Fiscal Year, if Changed
Since Last Report)

                TRI-COUNTY BANCORP, INC.

          Information to be included in report


ITEM 5.   Other Events
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The Registrant announced the successful completion of its Stock
Repurchase Program on June 7, 1996.  The Company repurchased
32,039 or 5% of its outstanding common stock over an eight week period in six open market transactions.

For further details, reference is made to the Press Release dated
June 7, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 7.   Financial Statement and Exhibits
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Exhibit 99 - Press Release Dated June 7, 1996


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    TRI-COUNTY BANCORP, INC. AND SUBSIDIARIES

Date:  June 7, 1996    By: Robert L. Savage
                            President and Chief Executive Officer


Date:  June 7, 1996    By: Tommy A. Gardner
                            Vice President and Controller